UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THE MOTLEY FOOL FUNDS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Subject: Vote Your Proxy Now! #MFMOTLEY# THE MOTLEY FOOL FUNDS Special Meeting %S51636_0_0123456789012345_0000001%

THE MOTLEY FOOL FUNDS TRUST

Important Notice Regarding the Availability of Proxy materials for the Special Meeting:

Thank you for signing up for e-delivery and allowing us to send you electronic Proxy Materials. This email contains information relating to Proxy Materials for your Motley Fool (insert Fund name(s)) account(s) that are/is identified below.

Proxy Materials are available for the following Shareholders’ Meeting:

The Motley Fool Funds Trust

Special Meeting of Shareholders

Meeting Date: December 21, 2016

For Shareholders as of: October 5, 2016

You can access these Proxy Materials and Proxy Statement at the following Web address:https://materials.proxyvote.com/Approved/MC5178/20161005/NPS_299588.PDF

If your email software supports it, you can simply click on the above link. If not, you can type (or copy and paste) the web address into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote online or by touchtone telephone.  Either way, you will need the Control number(s) below.

FUND: MOTLEY FOOL INDEPENDENCE FUND

CONTROL NUMBER: 0123456789012345

To vote online, visit https://www.proxyvote.com

To vote by touchtone telephone, call 1-800-690-6903 and follow the recorded instructions.

Both Internet and touchtone telephone voting are accepted up to 11:59 p.m. the day before the meeting.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software.  This software is available for download at no cost at http://www.adobe.com. Downloading times may be slow.

This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

Language for Standalone email message to Direct shareholders:

Dear Motley Fool Funds Shareholder,

This December, you’re invited to join us in Alexandria, Va. for a shareholder meeting. We’re hoping you’ll be able to attend and to spend time with our team and with your fellow shareholders. This is a special meeting — we’re asking all shareholders to vote on a proposal for our funds.

The shareholder meeting is happening on December 21, 2016 at 11am at Fool Headquarters, 2000 Duke Street, Alexandria, Va., 22314. We hope you can attend in person; however, we urge you to vote your shares at your earliest convenience regardless of whether you can attend.

Proposal

To reorganize our funds under a series trust — the RBB Fund, Inc.

Currently, the assets in the Motley Fool Independence Fund, the Motley Fool Great America Fund, and the Motley Fool Epic Voyage fund are housed under a legal entity named the Motley Fool Funds Trust. The Trust is legally bound to look after your interest as shareholders and to make sure that your money is being managed with your best interests in mind. The trustees of the Motley Fool Funds Trust have dedicated themselves to this cause for eight years.

We are asking you to vote on a reorganization that would move the assets in our funds to a series trust that looks out for the interests of shareholders for multiple fund families. RBB Fund, Inc., currently represents the shareholders of mutual fund families that manage roughly $18 billion in assets.

Why are we doing this? Our funds have roughly $650 million in assets under management. By joining a series trust, we’ll be aligning ourselves with a larger entity that we believe will be better able to negotiate for services required to administer the fund — such as legal counsel, compliance, accounting, and more. Put more plainly, we believe this reorganization will help us lower fund expenses. By doing so, we can better achieve The Motley Fool’s mission: To Help the World Invest. Better.

Your vote is important regardless of the number of shares you own. Proxies are very important to us at Motley Fool Funds because we believe you should always have a say in the management of any company you own. It is important that your vote be received no later than Tuesday, December 20.

To ready the proxy and vote, please visit www.proxyvote.com or call 1-800-690-6903 by Tuesday, December 20. You’ll need the control number listed on your proxy ballot. Additionally, if you received a proxy statement in your postal mail, you can fill it out and return in the self-enclosed envelope. Please be sure to read the full proxy before voting.

If you have any questions after considering the proxy materials, please call 1-800-690-6903 and someone will be happy to help you.

We appreciate your participation and time in responding to these matters, and thank you, as always for placing your trust in us.

Foolish Best,

Denise Coursey

--

BNY Call Center:

At the end of each call, shareholder services representative should say:

Motley Fool Funds is asking its shareholders to vote on an important matter relating to how the assets in our funds are organized. We have filed a proposal to reorganize the assets of the funds under a series trust — the RBB Fund, Inc.

RBB represents the shareholders of several mutual fund families that manage roughly $18 billion in assets. We believe that RBB is in a better position to negotiate for services related to administering the fund, and we are optimistic that the reorganization may allow us to lower fund expenses. To vote, please visit www.proxyvote.com or call 1-800-690-6903 by Tuesday, December 20. You’ll need the control number listed on your proxy ballot. Additionally, if you received a proxy statement in your postal mail, you can fill it out and return in the self-enclosed envelope.

--

BNY Correspondence Team:

At the end of each email, prior to the closing signature, the correspondence team should write:

Motley Fool Funds is asking its shareholders to vote on an important matter relating to how the assets in our funds are organized. We have filed a proposal to reorganize the assets of the funds under a series trust — the RBB Fund, Inc.

RBB represents the shareholders of several mutual fund families that manage roughly $18 billion in assets. We believe that RBB is in a better position to negotiate for services related to administering the fund, and we are optimistic that the reorganization may allow us to lower fund expenses. To vote, please visit www.proxyvote.com or call 1-800-690-6903 by Tuesday, December 20. You’ll need the control number listed on your proxy ballot. Additionally, if you received a proxy statement in your postal mail, you can fill it out and return in the self-enclosed envelope. If you elect to vote online over by phone, you’ll need the control number listed on your proxy ballot.

--

Twitter (publish once a week while vote is ongoing)

Shareholders, we need your vote on an important proposal! Click Foolfunds.com/proxy for details, or call 1-800-690-6903 by Tuesday, December 20. Thanks!

Shareholders, we’re asking for your vote on a proposal. Click Foolfunds.com/proxy for details, or call 1-800-690-6903 by Tuesday, December 20. Thanks!

Draft - Solicitation Script

The Motley Fool Funds Trust:

MOTLEY FOOL EPIC VOYAGE FUND

MOTLEY FOOL GREAT AMERICA FUND

MOTLEY FOOL INDEPENDENCE FUND

Meeting Date: December 21, 2016

Toll Free Number 855-601-2249

Inbound Greeting:

Thank you for calling the Broadridge Proxy Services Center for The Motley Fool Funds. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:

Hello, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr./Ms.<last name>. My name is <agent name>. I’m calling on behalf of your current investment with The Motley Fool Funds to confirm you have received the proxy materials for the special meeting of shareholders scheduled for December 21, 2016. Have you received proxy materials?

Near Meeting Date Outbound Greeting:

Hello, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr./Ms.<last name>. My name is <agent name>. I’m calling on behalf of your current investment with The Motley Fool Funds to confirm you have received the proxy materials for the special meeting of shareholders scheduled in just a few days on December 21, 2016. Have you received proxy materials?

Adjournment Outbound Greeting:

Hello, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms.                          , my name is <Agent Name> and I am calling on behalf of your current investment with The Motley Fool Funds.  Due to the lack of shareholder participation, the special Meeting of Shareholders has been adjourned to <date/time>.  Have you received proxy materials?

1

Voting:

Your board has recommended a vote IN FAVOR of the proposal.  Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote.  For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read city, state, and zip code>.

To ensure we have the correct street address for the confirmation, please state your street address.

Thank you.  You will receive a confirmation of your voting instructions within 5 days.  If you have any questions, please contact us at this toll free number 855-601-2249.

Mr./Ms. <Shareholder’s Last Name>, your vote is important and your time is appreciated.  On behalf of Motley Fool Funds, thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposal with you?   <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:

I can resend the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:

Your Board recommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposal reviewed:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you.  You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 855-601-2249.

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important.  Please fill out and return your proxy card at your earliest convenience or, you can

2

always vote via the internet or phone, which is outlined in the proxy materials.  On behalf of Motley Fool Funds, thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of The Motley Fool Funds. You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on December 21, 2016.

Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  For your convenience, internet and telephone voting are also available.  To vote online, please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-601-2249 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:

Hello, this is Denise Coursey, President of Motley Fool Asset Management calling with an important message on behalf of The Motley Fool Funds.  You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on December 21, 2016.

Your vote is very important.  Please sign, date and promptly mail your proxy card in the postage-paid envelope provided.  For your convenience, internet and telephone voting are also available.  To vote online please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-601-2249 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center, for The Motley Fool Funds. Our offices are now closed.  Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 10:00 PM Eastern Time.  Thank you.

3

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center, for The Motley Fool Funds.  Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or Motley Fool Funds directly.  Thank you and have a nice day.

4

Draft ProxyLite message, for use during call center regular hours

“Hi, this is Denise Coursey, President of The Motley Fool Funds.  I’m calling about a special meeting of shareholders being held on December 21st regarding our proposed reorganization plan. You should have received proxy information related to the meeting in the past few days.  That package included instructions on how to easily vote your shares by mail, over the phone or online.

As one of Motley Fool’s top shareholders we need your participation in this vote to approve this proposed reorganization plan. The Proposed Reorganization would likely change very little about the funds that you own. The Motley Fool Funds team will still be managing your money, with the same investment objectives, portfolio managers, and principal investment strategies. Even the Fund names and tickers will remain the same. This re-organization is a simply intended to be a change in our business structure that may help the funds realize greater economies of scale.

You can vote now by pressing 1 at any time to be connected with a proxy specialist.  If this message was recorded on your voice mail, please call 855-601-2249 to vote your shares.

Thank you for your time and your vote.”

FUND RECORDED ANSWERING MACHINE MESSAGE 1:

Hello, this is Denise Coursey, President of Motley Fool Asset Management, calling with an important message on behalf of The Motley Fool Funds.  You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on December 21, 2016.

Your vote on this proxy is very important. You don’t need to attend the meeting to vote. Simpy sign, date, and promptly mail your proxy card in the postage-paid envelope provided.  For your convenience, internet and telephone voting are also available.  To vote online, please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-601-2249 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time.  Again, the number is 855-601-2249. Voting takes just a few moments and we believe it will benefit all shareholders. Thank you for your vote and for your ongoing trust in Motley Fool Funds.

FUND RECORDED ANSWERING MACHINE MESSAGE 2:

Hello, this is Denise Coursey, President of Motley Fool Asset Management, calling you with an important message concerning your investment with Motley Fool Funds.  You should have received proxy material electronically or in the mail about the special Meeting of Shareholders to be held on December 21, 2016. The meeting date is fast approaching and we need your help.

Your vote on this proxy is very important. You don’t have to attend the meeting to vote. Simply sign, date and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote online, please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-601-2249 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9AM to 10PM Eastern Time.  Again, the number is 855-601-2249.

Voting takes just a few moments and we believe it will benefit all shareholders. Thank you in advance for your prompt vote and for your ongoing trust in Motley Fool Funds.

FUND RECORDED ANSWERING MACHINE MESSAGE 3:

Hello, this is Denise Coursey, calling you with an urgent message concerning your investment with Motley Fool Funds.  You have probably received several messages by phone, mail, or email concerning our proxy vote and related special meeting. The meeting date is just a few days away on December 21, 2016, and we need your help.

Your vote on this proxy is very important, because we must reach a quorum on this proxy in order to proceed. Please sign, date, and promptly mail your proxy card in the postage-paid envelope provided.  Internet and telephone voting are also available.  To vote online, please follow the instructions provided in the proxy materials.  If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-601-2249 and a proxy voting specialist will assist you.  Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Again, the number is 855-601-2249.

Voting takes just a few moments and we believe it will benefit all shareholders. Thank you for casting your vote promptly, and for your continued trust and support of Motley Fool Funds.